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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



             June 13, 1996                                      0-28222
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Date of Report (Date of earliest event reported)       Commission File No.



                MARRIOTT HOTEL PROPERTIES II LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)



    Delaware                                                52-1604506
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(State of Organization)                                   (I.R.S. Employer
                                                     Identification Number)


10400 Fernwood Road, Bethesda, MD                           20817-1109
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(Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (301) 380-2070

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ITEM 5 - OTHER EVENTS
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On June 13, 1996 MHP II Acquisition Corp. (the "Company"), a wholly-owned subsidiary of Host Marriott Corporation ("Host"), successfully completed its tender offer for a majority of the limited partnership units in Marriott Hotel Properties II Limited Partnership (the "Partnership"). The Company purchased
375.5 units for an aggregate consideration of $56,325,000 or $150,000 per unit. As a result of this transaction, the Company became the majority limited partner in the Partnership. Additionally, in a Partnership vote held in conjunction with the tender offer, the limited partners approved certain amendments to the partnership agreement that were conditions to the tender offer. A copy of the Second Amended and Restated Agreement of Limited Partnership of Marriott Hotel Properties II Limited Partnership is attached to this Form 8-K as Exhibit 4.1.

The Partnership owns the 1,290-room New Orleans Marriott Hotel, the 999-room San Antonio Marriott Rivercenter Hotel and the 368-room San Ramon Marriott Hotel.
In addition, the Partnership owns a 50% limited partnership interest in the Santa Clara Marriott Hotel Limited Partnership which owns the 754-room Santa Clara Marriott Hotel.

The Partnership is in the process of refinancing the Partnership debt as well as the debt of the Santa Clara Partnership which totals approximately $256.8 million.

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ITEM 7 - FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(c)       Exhibits.

          Exhibit No.
          (per Exhibit Tables in
          Item 601 of Regulation S-K)      Description
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           4.1                             Second Amended and Restated Agreement
                                           of Limited
                                           Partnership of Marriott Hotel
                                           Properties II Limited Partnership
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                                   SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                    MARRIOTT HOTEL PROPERTIES II LIMITED PARTNERSHIP

                    By:  MARRIOTT MHP TWO CORPORATION
                         General Partner


Date: June 24,1996           By:  /s/ Bruce F. Stemerman
                                  ----------------------
                                   Bruce F. Stemerman
                                   President and Chief Accounting Officer
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                            EXHIBIT INDEX

 EXHIBIT                         DOCUMENT                        PAGE

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4.1        Second Amended and Restated Agreement of Limited         1
           Partnership of Marriott Hotel Properties II Limited
           Partnership